                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement          [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                            SDC INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]  No Fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   Copies to:

                               Andrew Hulsh, Esq.
                                Baker & McKenzie
                               1200 Brickell Ave.
                                Miami, FL 33131
                           Telephone: (305) 789-8985
                           Facsimile: (305) 789-8953

                 SUBJECT TO COMPLETION, DATED NOVEMBER 22, 2000

                            SDC INTERNATIONAL, INC.
                      777 S. FLAGLER BLVD., SUITE 800-WEST
                            W. PALM BEACH, FL 33480

Dear Fellow Shareholder:

     The purpose of this information statement is to inform you that on November 8, 2000, the Board of Directors of SDC International, Inc. (the "Company") unanimously approved and recommended that the Company's Certificate of Incorporation be amended and restated to include the following (the "Charter Amendments"):

          1. To increase the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company from 10,000,000 shares to 25,000,000 shares; and

          2. To authorize 25,000,000 shares of preferred stock, par value $.001 (the "Preferred Stock"), of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time.

     On November 13, 2000, the holders of 55% of the outstanding shares of Common Stock executed a written consent adopting these Charter Amendments. Pursuant to the provisions of the Delaware General Corporations Law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Charter Amendments by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders of the Company. This written consent assures that the Charter Amendments will occur without your vote. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action. This notice, which is being sent to all holders of record on November 13, 2000, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Please note that this is not an offer to purchase your shares.

     The date of this information statement is November   , 2000.

                                          Sincerely,

                                          Ronald A. Adams
                                          Chairman of the Board

            TABLE OF CONTENTS TO SCHEDULE 14C INFORMATION STATEMENT

SUBJECT                                                       PAGE
-------                                                       ----
INTRODUCTION................................................     1

QUESTIONS AND ANSWERS ABOUT THE CHARTER AMENDMENTS..........     2

AMENDMENT TO THE CERTIFICATE OF INCORPORATION PROPOSALS AND
  BOARD RECOMMENDATION......................................     3

DESCRIPTION OF SECURITIES...................................     5
     Description of Common Stock............................     5
     Description of Preferred Stock.........................     5
     Possible Anti-Takeover Effects.........................     5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................     6

ANNEX A -- Form of Amended and Restated Certificate of
  Incorporation.............................................   A-1

                                  INTRODUCTION

     On November 8, 2000, the Board of Directors of SDC International, Inc. (the "Company") unanimously approved and recommended that the Company's Certificate of Incorporation be amended and restated to include the following (the "Charter Amendments"):

          1. To increase the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company from 10,000,000 shares to 25,000,000 shares; and

          2. To authorize 25,000,000 shares of preferred stock, par value $.001 (the "Preferred Stock"), of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time.

     On November 13, 2000, the holders of 55% of the outstanding shares of Common Stock executed a written consent adopting these Charter Amendments. As of the close of business on November 13, 2000, Company records indicated that 9,967,383 shares of its Common Stock were issued and outstanding.

     The Charter Amendments are reflected in the Form of Amended and Restated Certificate of Incorporation (the "Amended Certificate") which is attached hereto as Annex A, and incorporated herein by reference.

     The Board of Directors determined that the increase of Common Stock and the authorization of the Preferred Stock would allow the Company to meet its future financing requirements and the ability to utilize equity, rather than cash, to complete strategic acquisitions. In addition, by authorizing the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, the Company will have flexibility to take advantage of financing opportunities in a competitive environment.

     This information statement is being mailed on or about December 4, 2000 to holders of record of Common Stock at the close of business on November 13, 2000 pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C promulgated thereunder. Pursuant to federal securities laws, none of the Charter Amendments will be effective until at least twenty (20) days following the mailing of this information statement.

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                   QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS

Q. WHY DID I RECEIVE THIS INFORMATION STATEMENT?

A. Applicable laws require us to provide you information regarding the Charter Amendments even though your vote is neither required nor requested for the Charter Amendments to become effective.

Q. WHAT WILL I RECEIVE IF THE CHARTER AMENDMENTS IS COMPLETED?

A. Nothing. The Charter Amendments will only modify the Certificate of Incorporation.

Q. WHEN DO YOU EXPECT THE AMENDMENTS TO BECOME EFFECTIVE?

A. The Charter Amendments will become effective upon the filing of the Amended Certificate with the Delaware Department of State. A copy of the Form of Amended Certificate is attached to this information statement in Annex A. We expect to file the Amended Certificate with the Delaware Department of State at least 20 days after this information statement has been sent to you.

Q. WHY AM I NOT BEING ASKED TO VOTE?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Charter Amendments pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.

Q. WHAT DO I NEED TO DO NOW?

A. Nothing. This information statement is purely for your information, and does not require or request you to do anything. If you need information about the Amendments, please contact the Information Agent.

Q. WHOM CAN I CALL WITH QUESTIONS?

A. If you have any questions about the Amendments, please contact Frank Hawkins at (305) 852-2383 (the "Information Agent").

     For more detailed information about the Company, including financial statements, you may refer to the Company's Form 10K-SB, filed with the SEC on August 2, 2000, or to the Company's Form 10-QSB filed with the SEC on November 16, 2000. These documents are available on the SEC's EDGAR database at www.sec.gov or can be requested without cost by calling the Information Agent.

                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                       PROPOSALS AND BOARD RECOMMENDATION

     On November 8, 2000, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of the Company approve an amendment to the Company's Certificate of Incorporation to: (i) increase the number of authorized shares of Common Stock of the Company to 25,000,000 shares from 10,000,000 shares, with certain voting and dividend rights; and, (ii) authorize a class of blank check preferred stock, par value $.001, of the Company, consisting of 25,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time in a certificate of designations which the Board of Directors shall have authority to file from time to time as required by law. A copy of the Form of Amended Certificate is included in Annex A.

     (A) Increase in Authorized Common Stock of the Company. The Company's Certificate of Incorporation currently authorizes the Company to issue up to 10,000,000 shares of Common Stock. As of November 13, 2000, Company records indicate that the Company had issued and outstanding 9,967,383 shares of Common Stock. As a result, the number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future has been reduced, and the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been diminished. The Board of Directors believes that by increasing the number of shares of authorized Common Stock to 25,000,000 shares from 10,000,000 shares, the Company will improve its ability to take such actions. The Board of Directors also believes that it would be beneficial to state the voting, dividends and liquidation rights of the Common Stock in the Certificate of Incorporation.

     (B) Authorization of "Blank Check" Preferred Stock. The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the Board of Directors of a company. Upon effectiveness of the Charter Amendments, the Board of Directors of the Company will be entitled to authorize the designation and issuance of up to 25,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof. When required by law and in accordance with the provisions of Section 151 of the General Corporation Law of the state of Delaware, the Board of Directors of the Company shall have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the stock. The Board of Directors believes that having such blank check Preferred Stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders.

     Approval by Stockholders. As of November 13, 2000, the Company had 9,967,383 shares of its Common Stock issued and outstanding. As of this same date, stockholders representing 5,491,015 shares of Common Stock, or 55% of the issued and outstanding shares of Common Stock, approved the proposals to amend the Company's Certificate of Incorporation to: (i) increase the number of authorized shares of Common Stock of the Company to 25,000,000 shares from 10,000,000 shares; with certain voting, dividend and liquidation rights; and,
(ii) authorize a class of blank check Preferred Stock, par value $.001, of the Company, consisting of 25,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time. The full text of the Charter Amendments is reflected in the form of Amended Certificate which is attached as Annex A of this information statement. Pursuant to the provisions of Delaware law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Charter Amendments by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action. This notice, which is being sent to all holders of record on November 13, 2000, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.

     The Company anticipates that the Charter Amendments will be effective 20 days after the mailing of this Information Statement, December 26, 2000 or shortly thereafter.

     THE CHARTER AMENDMENTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENTS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT (THE "INFORMATION STATEMENT") DESIGNED TO INFORM YOU OF THE AMENDMENTS THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENTS AND THE BACKGROUND OF THESE TRANSACTIONS.

      PLEASE NOTE ALSO THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

                           DESCRIPTION OF SECURITIES

DESCRIPTION OF COMMON STOCK

     Number of Authorized and Outstanding Shares. After adoption of the Charter Amendments, the Company's Certificate of Incorporation will authorize the issuance of 25,000,000 shares of Common Stock, $.001 par value per share, of which 9,967,383 shares were outstanding on November 13, 2000. All of the outstanding shares of Common Stock are fully paid and non-assessable.

     Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

     Dividends; Liquidation. Holders of shares of Common Stock are entitled to share ratably in dividends, if any, as may be declared, from time to time, by the Board of Directors in its discretion, from funds legally available therefor. The Company does not currently anticipate paying any dividends on its Common Stock. In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities and of any obligations to holders of preferred stock (see "Description of Preferred Stock" below).

     Other. Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

     Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent for its Common Stock is Transfer Online, 227 S. W. Pine Street, Suite 300, Portland, OR 97204.

     Registration Rights. The Company may enter into any registration rights agreement obligating the Company to register the resale of any shares of Common Stock.

DESCRIPTION OF PREFERRED STOCK

     Number of Authorized Shares. After adoption of the Charter Amendments, the Company's Certificate of Incorporation will authorize the issuance of up to 25,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof. Shares of Preferred Stock will be registered on the books of the Company. The Company currently anticipates that the Preferred Stock will not be registered with the SEC pursuant to the Exchange Act. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.

POSSIBLE ANTI-TAKEOVER EFFECTS

     In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of November 13, 2000, by (i) each person who is known by the Company to beneficially own 5% or more of the Common Stock, (ii) each director of the Company, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

                                                             NUMBER OF SHARES       PERCENTAGE OF
NAME                                                             OWNED(1)       OUTSTANDING SHARES(2)
----                                                         ----------------   ---------------------
Ronald A. Adams(3).........................................       650,000                6.52
Milota K. Srkal(4).........................................       650,000                6.52
Henry S. Green, Jr.(5).....................................       402,000                4.03
Emanon Partners(6).........................................     1,119,972               11.24
Mayweather, BelAir, Paramour Group(7)......................       852,193                8.55
Sam Eyde(8)................................................       744,722                7.47
All Officers and Directors.................................     1,702,000               17.08

---------------

(1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. All Shares of Common Stock subject to options or warrants are deemed outstanding for purposes of computing the percentage of any other person.
(2) These percentages are calculated based upon the shares of the Company's Common Stock which were issued and outstanding on November 13, 2000, the Record Date.
(3) Mr. Adams serves as the Company's Chairman of the Board and Chief Executive Officer. His holdings include shares of Common Stock held in the name of WCG Holdings, Inc., which is majority owned by him. The address of this person is 777 S. Flagler, Suite 800-West, West Palm Beach, Florida 33480.
(4) Mr. Srkal serves as the Company's President and Chief Operating Officer. He is also a member of the Company's Board of Directors. The address of this person is 777 S. Flagler, Suite 800-West, West Palm Beach, Florida 33480.
(5) Mr. Green serves as the Company's Secretary and is a member of its Board of Directors. His holdings include shares owned by Double Seal Ring Company, Inc., which is controlled by his family members.
(6) The address of this person is c/o Somerset Capital Management, 200 Park Avenue #3900, New York, New York 10166.
(7) The address of this person is c/o Ronald Marini, Esq., One Biscayne Tower, Suite 3580, Miami, Florida 33131.
(8) The address of this person is 2800 Bryon Circle, Langing, Michigan 48912.

                                    ANNEX A

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            SDC INTERNATIONAL, INC.

     1. The name of this corporation is SDC International, Inc. (the "Corporation").

     2. The Corporation's original Certificate of Incorporation was filed with the Delaware Secretary of State on June 30, 1994.

     3. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law.

     4. The Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

                                   ARTICLE I

                              NAME OF CORPORATION

     The name of the corporation is SDC International, Inc. (the "Corporation").

                                   ARTICLE II

                               REGISTERED OFFICE

     The Corporation's registered office in the State of Delaware is at 1050 S. State Street, Dover, Delaware 19901 The name of its registered agent at such address is CorpAmerica, Inc.

                                  ARTICLE III

                                    PURPOSE

     The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be engaged under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

                                 CAPITAL STOCK

     A. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 50,000,000 shares consisting of:
(1) 25,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), and (2) 25,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

     B. The Board of Directors shall have the full authority permitted by law, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series and to determine by resolution or resolutions the following provisions, designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions, of the shares of any such series of Preferred Stock:

          (1) the designation of such series (which may be by distinguishing number, letter or title), the number of shares to constitute such series (which number the Board of Directors may thereafter increase or decrease (but not below the number of shares thereof then outstanding) and the stated or liquidation value thereof, if different from the par value thereof;

          (2) whether the shares of such series shall have voting rights in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be full or limited;

          (3) the dividends, if any, payable on such series, whether any such dividends shall be cumulative and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class of capital stock or any other series of Preferred Stock;

          (4) whether the shares of such series shall be subject to redemption at the election of the Corporation or the holders of such series, or upon the occurrence of a specified event and, if so, the times, prices and other terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed and the securities or other property payable on such redemption, if any;

          (5) the amount or amounts payable on, if any, and the preferences, if any, of shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation;

          (6) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

          (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class of capital stock or any other series of Preferred Stock or any other securities (whether or not issued by the Corporation) and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

          (8) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, or upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of any other class of capital stock or any other series of Preferred Stock;

          (9) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of any other series of Preferred Stock or of any other class of capital stock;

          (10) the ranking (be it pari passu, junior or senior) of each series vis-a-vis any other class of capital stock or series of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters; and

          (11) any other powers, preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions of such series of Preferred Stock, insofar as they are not inconsistent with the provisions of this Certificate of Incorporation, to the full extent permitted in accordance with the General Corporation Law of the State of Delaware.

     C. The powers, preferences and relative, participating, optional or other special rights, if any, of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

     D. Subject to the other provisions of this Article FOURTH and actions taken by the Board of Directors pursuant to this Article FOURTH:

          (1) Except as may be designated by the Board of Directors with respect to any Preferred Stock issued by the Corporation, the voting power of the Corporation shall be exclusively vested in the Common Stock.

          (2) Except as may be designated by the Board of Directors with respect to any Preferred Stock issued by the Corporation, holders of Preferred Stock and holders of Common Stock shall not have any preemptive, preferential or other right to subscribe for or purchase or acquire any shares of any class or series of capital stock or any other securities of the Corporation, whether now or hereafter authorized, and whether or not convertible into, or evidencing or carrying the right to purchase, shares of any class or series of capital stock or any other securities now or hereafter authorized and whether the same shall be issued for cash, services or property, or by way of dividend or otherwise, other than such right, if any, as the Board of Directors in its discretion from time to time may determine. If the Board of Directors shall offer to the holders of the Preferred Stock or the holders of the Common Stock, or any of them, any such shares or other securities of the Corporation, such offer shall not in any way constitute a waiver or release of the right of the Board of Directors subsequently to dispose of other portions of said shares or securities without so offering the same to said holders.

          (3) The shares of Preferred Stock may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

          (4) With respect to all matters upon which holders of Common Stock are entitled to vote or to which holders of Common Stock are entitled to give consent, except as may be provided in this Certificate of Incorporation or by applicable law, every holder of Common Stock shall be entitled to cast thereon one vote in person or by proxy for each share of Common Stock standing in such holder's name on the transfer books of the Corporation.

                                   ARTICLE V

                                  INCORPORATOR

     The name and mailing address of the incorporator is as follows:

                               CorpAmerica, Inc.
                              1050 S. State Street
                             Dover, Delaware 19901

                                   ARTICLE VI

                         MANAGEMENT OF THE CORPORATION

     The following provisions are inserted for the management of the business, for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

          (A) The number of directors of the Corporation shall be fixed and may be altered from time to time in the manner provided in the By-Laws, and vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors may be filled, and directors may be removed, as provided in the By-Laws.

          (B) The election of directors may be conducted in any manner approved by the stockholders at the time when the election is held and need not be by written ballot.

          (C) All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Certificate of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

          (D) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation, except to the extent that the By-Laws or this Certificate of Incorporation otherwise provide.

          (E) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in
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     this Article shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under
     Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.

                                  ARTICLE VII

                                   AMENDMENT

     The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred upon stockholders or directors are granted subject to this reservation.

     IN WITNESS WHEREOF, I, THE UNDERSIGNED, being the Chairman of the Board and Chief Executive Officer of the Corporation, do make and file this Certificate, hereby declaring and certifying that the facts herein stated are true, and
accordingly have hereunto set my hand this      day of           , 2000.

                                          --------------------------------------
                                          Ronald Adams
                                          Chairman of the Board and
                                          Chief Executive Officer

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